THE NOAH FUND

     The following information should be read in conjunction with the section of the Prospectus indicated below, and replaces any inconsistent information in the Prospectus.

HOW TO BUY THE NOAH FUND SHARES By Wire (page 7)

     Effective November 9, 1998, the wire instructions for share purchases will be:

     Wiring Instructions:

     First Union National Bank
     Philadelphia, PA
     ABA #: 031201467
     Acct #: 5014199596610
     For further credit to (shareholders' name and SS# or EIN#)